AMENDMENT NO. 1 TO CREDIT AGREEMENT

     This Amendment No. 1 to Credit Agreement, dated as of June 21st, 2002 (this “Amendment”), amends that certain Credit Agreement, dated as of October 20, 2000 (the “Credit Agreement”), among Linens ’n Things, Inc. and the Subsidiary Borrowers party thereto (collectively, the “Borrowers”), the lending institutions listed on Exhibit A to the Credit Agreement (the “Lenders”), Fleet National Bank, as administrative agent for itself and each other Lender (the “Administrative Agent”), The Bank of New York, as syndication agent for itself and each other Lender (the “Syndication Agent”) and Wachovia Bank, National Association (f/k/a First Union National Bank), as documentation agent for itself and each other Lender (the “Documentation Agent”).

     WHEREAS, the parties have determined that certain amendments are necessary to the provisions of the Credit Agreement.

     NOW, THEREFORE, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment and fully intending to be legally bound hereby, the parties hereby agree as follows:

     1.      Capitalized Terms. Terms used in this Amendment which are not defined herein, but which are defined in the Credit Agreement, shall have the same respective meanings herein as therein.

          2.      Amendments of Credit Agreement.

          2.1.      Amendments of Section 1.1.  Section 1.1 is hereby amended as follows:

          (i)      The table set forth in the definition of “Applicable Margin” is amended to read in its entirety as follows:

Pricing Level	ABR Advances	Eurodollar Advances	Facility Fee	Standby Letters of Credit	Commercial Letters of Credit

Pricing Level I	0%	0.750%	0.200%	0.750%	0.3750%

Pricing Level II	0%	0.875%	0.225%	0.875%	0.4375%

Pricing Level III	0%	1.000%	0.250%	1.000%	0.5000%

Pricing Level IV	0.25%	1.250%	0.300%	1.250%	0.6250%

Pricing Level V	0.50%	1.500%	0.350%	1.500%	0.7500%

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     (ii)      The definition of “Commitment Termination Date” is amended by deleting the reference to “October 20, 2003” contained therein, and by inserting in lieu thereof the following: “April 20, 2005”.

     (iii)      The definitions of “Pricing Level I”, “Pricing Level II”, “Pricing Level III”, “Pricing Level IV”, “Pricing Level V” and “Pricing Level VI” are respectively amended to read as follows (with the definition of “Pricing Level VI” being deleted in its entirety):

“Pricing Level I”: any time when the Fixed Charge Coverage Ratio is greater than 2.10: 1.00.

“Pricing Level II”: any time when (i) the Fixed Charge Coverage Ratio is greater than 1.85: 1.00 and (ii) Pricing Level I does not apply.

“Pricing Level III”: any time when (i) the Fixed Charge Coverage Ratio is greater than 1.70: 1.00 and (ii) neither Pricing Level I nor Pricing Level II applies.

“Pricing Level IV”: any time when (i) the Fixed Charge Coverage Ratio is greater than 1.60: 1.00 and (ii) none of Pricing Level I, Pricing Level II or Pricing Level III applies.

“Pricing Level V”: any time when (i) the Fixed Charge Coverage Ratio is less than or equal to 1.60: 1.00 and (ii) none of Pricing Level I, Pricing Level II, Pricing Level III or Pricing Level IV applies.”

2.2 Amendment of Section 2.1. Section 2.1 is amended by inserting the following new clause (c) at the end thereof:

“(c) The Borrowers jointly and severally covenant that, during the term of this Agreement, in each 3½-month period commencing on December 1stand ending on March 15th, the Borrowers will maintain a period of at least 30 consecutive days during which the aggregate outstanding principal amount of the Revolving Credit Loans, and all other indebtedness for borrowed money under domestic lines of credit, shall be zero ($0) Dollars. In determining compliance with this provision, there shall be excluded the aggregate Letter of Credit Exposure under all outstanding Letters of Credit (including both standby and commercial Letters of Credit) at any time of determination.”

     2.3.      Amendment of Section 8.1(iv).   Section 8.1(iv) is amended by deleting in its entirety the parenthetical phrase contained therein.

     2.4.      Amendment of Section 8.1(v).   Section 8.1(v) is amended by deleting the reference to “$30,000,000” contained therein, and by inserting in lieu thereof the following: “$20,000,000”.

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     2.5.      Amendment of Section 8.6(b)(i).  Section 8.6(b)(i) is amended to read in its entirety as follows:

     “(i) the aggregate amount of such stock repurchases and dividends shall not exceed the sum of (x) $25,000,000 plus (y) on a cumulative basis, an amount equal to 50% of the Consolidated net income of the Borrower and its Subsidiaries for each fiscal quarter (commencing with the fiscal quarter ending March 30, 2002), as reflected in the financial statements required to be delivered by the Company to the Lenders pursuant to Sections 7.7(a) or (b), as applicable, and”.

     2.6.      Amendment of Exhibit A.  Exhibit A to the Credit Agreement is amended to read in its entirety as set forth in Annex B attached hereto.

     3.      Conditions to Effectiveness.  The effectiveness of this Amendment No. 1 is subject to the receipt by the Administrative Agent of (i) this Amendment No. 1 duly executed and delivered by the Borrowers, the Subsidiary Guarantors and each of the Lenders and (ii) satisfactory evidence of the completion by the Company of a secondary public offering of its common Stock yielding at least $85,000,000 in gross proceeds.

     4.      Ratification; Miscellaneous.  Except as amended hereby, all other provisions, terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. Each of the representations and warranties made by the Borrowers in any of the Loan Documents was true and correct when made and is true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date), and no Default or Event of Default exists on the date hereof. This Amendment shall not be deemed a waiver of any defaults that may exist under any of the Loan Documents. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts without giving effect to the conflict of law principles thereof.

[Signatures on next page]

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IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Credit Agreement as of this 21st day of June, 2002.

LINENS ’N THINGS, INC. By: /s/ DAVID J. DICK —————————————— Name: David J. Dick Title: Vice President and Treasurer

LNT, INC. By: /s/ DAVID J. DICK —————————————— Name: David J. Dick Title: Vice President and Treasurer

LINENS ’N THINGS CENTER, INC. By: /s/ DAVID J. DICK —————————————— Name: David J. Dick Title: Vice President and Treasurer

ROCKFORD L.T., INC. By: /s/ DAVID J. DICK —————————————— Name: David J. Dick Title: Vice President and Treasurer

BLOOMINGTON, MN. L.T., INC. By: /s/ DAVID J. DICK —————————————— Name: David J. Dick Title: Vice President and Treasurer

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FLEET NATIONAL BANK, as a Lender, as Issuer, as the Swing Line Lender and as Administrative Agent By: /s/ THOMAS J. BULLARD —————————————— Name: Thomas J. Bullard Title: Director

THE BANK OF NEW YORK, as a Lender and as Syndication Agent By: /s/ DAVID C. JUDGE —————————————— Name: David C. Judge Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as a Lender and as Documentation Agent By: /s/ WILLIAM F. FOX —————————————— Name: William F. Fox Title: Vice President

NATIONAL CITY BANK, as a Lender By: /s/ THOMAS J. MCDONNELL —————————————— Name: Thomas J. McDonnell Title: Senior Vice President

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CIBC INC., as a Lender By: /s/ DOMINIC J. SORRESSO —————————————— Name: Dominic J. Sorresso Title: Executive Director CIBC World Markets Corp., as Agent

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender By: /s/ ALAN B. LEFKOWITZ; —————————————— Name: Alan B. Lefkowitz Title: First Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender By: /s/ KAREN CHEN —————————————— Name: Karen Chen Title: Assistant Manager

SUNTRUST BANK, as a Lender By: /s/ KAREN C. COPELAND —————————————— Name: Karen C. Copeland Title: Vice President

CREDIT SUISSE FIRST BOSTON, as a Lender By: /s/ VITALY G. BUTENKO —————————————— Name: Vitaly G. Butenko Title: Associate
By: /s/ JEFFREY BERNSTEIN —————————————— Name: Jeffrey Bernstein Title: Vice President

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CONSENT OF GUARANTORS

     Each of the entities set forth on Annex A attached hereto has guaranteed the Obligations under (and as defined in) the Agreement by executing that certain Subsidiary Guaranty and Subordination Agreement dated as of October 20, 2000. By executing this Amendment No. 1, each of the above-named guarantors hereby absolutely and unconditionally (i) reaffirms the Guaranty, and (ii) acknowledges and agrees to the terms and conditions of this Amendment No. 1.

     IN WITNESS WHEREOF, the parties hereto have executed this Consent of Guarantors under seal as of the date first above written.

Each of the Persons listed on Annex A attached hereto By: /s/ DAVID J. DICK —————————————— Name: David J. Dick Title: Vice President and Treasurer

ANNEX A

List of Guarantors

LINENS ’N THINGS, INC. LNT, INC. LINENS ’N THINGS CENTER, INC. ROCKFORD L.T., INC. BLOOMINGTON, MN. L.T., INC.

ANNEX B

LINENS ’N THINGS

EXHIBIT A

LIST OF COMMITMENTS, APPLICABLE LENDING OFFICES AND ADDRESSES FOR NOTICES

A. LIST OF COMMITMENTS

Lender	Commitment Amount

FLEET NATIONAL BANK	$ 45,000,000

CREDIT SUISSE FIRST BOSTON	$ 25,000,000

THE BANK OF NEW YORK	$ 20,000,000

FIRST UNION NATIONAL BANK	$ 20,000,000

NATIONAL CITY BANK	$ 15,000,000

SUNTRUST BANK	$ 15,000,000

CIBC INC.	$ 5,000,000

ISRAEL DISCOUNT BANK OF NEW YORK	$ 5,000,000

TOTAL	$150,000,000

B.      LIST OF APPLICABLE LENDING OFFICES AND ADDRESSES FOR NOTICES

FLEET NATIONAL BANK

Applicable Lending Office for each Eurodollar Advance:

Fleet National Bank
One Federal Street
Boston, Massachusetts 02211
Attention:  Agency Services
Telephone:  (617) 346-0339
Facsimile:  (617) 346-5833

Applicable Lending Office for all other Advances:

Fleet National Bank
One Federal Street
Boston, Massachusetts 02211
Attention:  Agency Services
Telephone:  (617) 346-0339
Facsimile:  (617) 346-5833

Address for Notices:

Fleet National Bank
100 Federal Street
Boston, Massachusetts 02110
Attention:  Thomas J. Bullard
Telephone:  (617) 434-3824
Facsimile:  (617) 434-6685

CREDIT SUISSE FIRST BOSTON

Applicable Lending Office for each Eurodollar Advance

Credit Suisse First Boston
11 Madison Avenue
New York, NY 10010-3629
Attention:  Vitaly Butenko
Telephone:  (212) 325-1681
Facsimile:  (212) 325-8319

Address for Notices:

Credit Suisse First Boston
11 Madison Avenue
New York, NY 10010-3629
Attention:  Vitaly Butenko
Telephone:  (212) 325-1681
Facsimile:  (212) 325-8319

THE BANK OF NEW YORK

Applicable Lending Office for each Eurodollar Advance:

The Bank of New York
One Wall Street, 8th  Floor
Agency Function Administration
New York, NY 10286
Attention:  Madlyn Myrick
Telephone:  (212) 635-1366
Facsimile: (212) 635-1481/1483

Address for Notices:

The Bank of New York
One Wall Street, 8th Floor
New York, NY 10286
Attention:  Howard F. Bascom, Jr.
Telephone:  (212) 635-7894
Facsimile:  (212) 635-1481/1483

FIRST UNION NATIONAL BANK

Applicable Lending Office for each Eurodollar Advance:

1339 Chestnut Street
10th Floor
Philadelphia, PA 19107
Attention:  Lisa Johnson-Keys
Telephone:  (215) 786-4363
Facsimile:  (215) 973-7185

Applicable Lending Office for all other Advances:

First Union National Bank
1339 Chestnut Street
10th Floor
Philadelphia, PA 19107
Attention:  Lisa Johnson-Keys
Telephone:  (215) 786-4363
Facsimile:  (215) 973-7185

Address for Notices:

First Union National Bank
1339 Chestnut Street
12th Floor
Philadelphia, PA. 19107
Attention:  William F. Fox
Telephone:  (215) 786-8633
Facsimile:  (215) 786-2877

NATIONAL CITY BANK

Applicable Lending Office for each Eurodollar Advance:

National City Bank
2300 Millcreek Blvd.
Highland Hills, OH 44122
Attention:  Revette Vickenstaff
Telephone:  (216) 488-7080
Facsimile:  (216) 488-7110

Applicable Lending Office for all other Advances:

National City Bank
2300 Millcreek Blvd.
Highland Hills, OH 44122
Attention:  Revette Vickenstaff
Telephone:  (216) 488-7080
Facsimile:  (216) 488-7110

Address for Notices:

National City Bank
2300 Millcreek Blvd.
Highland Hills, OH 44122
Attention:  Revette Vickenstaff
Telephone:  (216) 488-7080
Facsimile:  (216) 488-7110

SUNTRUST BANK

Applicable Lending Office for each Eurodollar Advance:

SunTrust Bank
711 5th Avenue
New York, NY 10027
Attention:  Kelly Gillespie
Telephone:  (212) 583-2607
Facsimile:  (212) 371-7342

Address for Notices:

SunTrust Bank
711 5thAvenue
New York, NY 10027
Attention:  Kelly Gillespie
Telephone:  (212) 583-2607
Facsimile:  (212) 371-7342

CIBC INC.

Applicable Lending Office for each Eurodollar Advance:

CIBC Inc.
425 Lexington Avenue
New York, NY 10017
Attention:  Dominic Sorresso, Executive Director
Telephone:  (212) 856-4133
Facsimile:  (212) 856-3991

Applicable Lending Office for all other Advances:

CIBC Inc.
425 Lexington Avenue
New York, NY 10017
Attention:  Dominic Sorresso, Executive Director
Telephone:  (212) 856-4133
Facsimile:  (212) 856-3991

Address for Notices:

CIBC Inc.
425 Lexington Avenue
New York, NY 10017
Attention:  Dominic Sorresso, Executive Director
Telephone:  (212) 856-4133
Facsimile:  (212) 856-3991

ISRAEL DISCOUNT BANK OF NEW YORK

Applicable Lending Office for each Eurodollar Advance

Israel Discount Bank of New York
511 Fifth Avenue
New York, NY 10017
Attention:  Alan B. Lefkowtiz, First Vice President
Telephone:  (212) 551-8121
Facsimile:  (212) 551-8720

Address for Notices:

Israel Discount Bank of New York
511 Fifth Avenue
New York, NY 10017
Attention:  Alan B. Lefkowitz, First Vice President
Telephone:  (212) 551-8121
Facsimile:  (212) 551-8720